UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

AVITA Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39059	85-1021707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford Suite 220
Valencia, California		91355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 661 367-9170

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Contract Manufacturing Agreement

On March 17, 2025, AVITA Medical Americas, LLC (“AVITA Medical”), a wholly-owned subsidiary of AVITA Medical, Inc. (the “Company”), entered into a contract manufacturing agreement (the “Manufacturing Agreement”) with Stedical Scientific, Inc. (“Stedical Scientific”) to manufacture PermeaDerm® Biosynthetic Wound Matrix (“PermeaDerm”) in the United States. PermeaDerm is cleared by the Food and Drug Administration as a transparent biosynthetic wound matrix for use in the treatment of a variety of wound types until healing is achieved.

Under the terms of the Manufacturing Agreement, AVITA Medical will manufacture PermeaDerm in the United States for the purposes of (i) sale in the United States under the terms of the existing Distribution Agreement (defined below) and (ii) sale to Stedical Scientific for sale or distribution outside the United States. The term of the Manufacturing Agreement is ten years.

Amendment Two to the Exclusive Distribution Agreement

On March 17, 2025, AVITA Medical and Stedical Scientific entered into an Amendment Two (the “Amendment”) of their existing exclusive distribution agreement under which AVITA Medical distributes PermeaDerm in the United States (the “Distribution Agreement”).

Under the terms of the Amendment, AVITA Medical's share of revenue from PermeaDerm sales increases from 50% to 60% and Stedical Scientific becomes eligible for certain milestone payments conditioned upon AVITA Medical's achievement of specified sales targets. The Amendment revises the initial term of the Distribution Agreement to ten years from the date of the Amendment.

Item 7.01. Regulation FD.

On March 17, 2025, the Company issued a press release announcing the entry into the Manufacturing Agreement and the Amendment. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 (except as expressly set forth by specific reference in such filing).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Contract Manufacturing Agreement between AVITA Medical and Stedical Scientific, Inc. dated March 17, 2025
10.2	Amendment Two to the Exclusive Distribution Agreement between AVITA Medical and Stedical Scientific, Inc. dated March 17, 2025
99.1	AVITA Medical Announces Exclusive Manufacturing and Distribution Agreements with Stedical Scientific
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVITA Medical, Inc

Date:	March 17, 2025	By:	/s/ David O'Toole
David O'Toole Chief Financial Officer